Vanguard Intermediate-Term Bond Index Fund
Vanguard Long-Term Bond Index Fund

Supplement to the Prospectus Dated April 25, 2012

Prospectus Text Changes

The “Share Class Overview” text is revised to indicate that each Fund’s Institutional Shares are generally for investors who invest a minimum of $5 million.

© 2012 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	PS 084 052012